                             FIRST SUPPLEMENTAL INDENTURE
                             Dated as of November 9, 1998

                                          To

                                      INDENTURE
                             Dated as of December 2, 1996

                                    _____________


                              12% Senior Notes due 2005


     First Supplemental Indenture, dated as of November 9, 1998, between BRAUNS FASHIONS CORPORATION, a Delaware corporation, and BRAUNS FASHIONS, INC., a Minnesota corporation (each a "Company" and collectively, the "Companies"), having their principal offices at 2400 Xenium Lane North, Plymouth, Minnesota 55441, and IBJ SCHRODER BANK & TRUST COMPANY, a banking corporation organized and association existing under the laws of the State of New York, having its principal corporate trust office located at One State Street, New York, New York 10004, as trustee (the "Trustee").


                              RECITALS OF THE COMPANIES

     The Companies have previously executed and delivered an Indenture dated as of December 2, 1996, (the "Indenture") providing for the issuance of $10,300,200 aggregate principal amount of the Companies' 12% Senior Notes due 2005 (the "Securities").

     The Companies desire to amend the Indenture to delete Section 10.7 of the Indenture in its entirety.

     The execution and delivery of this First Supplemental Indenture has been authorized by a resolution of the Board of Directors of the Companies.

     All conditions and requirements necessary to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms have been performed and fulfilled and the execution and delivery of it have been in all respects duly authorized.

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the above terms, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

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                                     ARTICLE ONE

                               DELETION OF SECTION 10.7

     Pursuant to Section 9.2 of the Indenture, Section 10.7 of the Indenture is hereby deleted in its entirety.


                                     ARTICLE TWO

                               MISCELLANEOUS PROVISIONS

     Section 2.1. TERMS DEFINED. For all purposes of this First Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this First Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

     Section 2.2. INDENTURE; SECURITIES. Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all of their terms shall remain in full force and effect.

     Section 2.3. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

     Section 2.4. SUCCESSORS. All agreements of the Company and the Trustee in this First Supplemental Indenture and the Securities shall bind their respective successors.

     Section 2.5. MULTIPLE COUNTERPARTS. The parties may sign multiple counterparts of this First Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

     Section 2.6. EFFECTIVENESS. The provisions of this First Supplemental Indenture shall take effect immediately on its execution and delivery by the Trustee and the Company in accordance with the provisions of Section 9.4 of the Indenture.

     Section 2.7. RECITALS. The recitals of fact contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of them. The Trustee shall not be responsible or accountable in any way whatsoever for or with respect to and makes no representations as to the validity or adequacy of this First Supplemental Indenture or to its due execution by the Company.


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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                     BRAUNS FASHIONS CORPORATION


                                     By:     /s/ Andrew K. Moller
                                        ---------------------------------------
                                             Andrew K. Moller
                                             Vice President - Finance
Attest:                                        and Chief Financial Officer

   /s/
------------------------------



                                     BRAUNS FASHIONS, INC.


                                     By:     /s/ Andrew K. Moller
                                        ---------------------------------------
                                             Andrew K. Moller
                                             Vice President - Finance
Attest:                                        and Chief Financial Officer

   /s/
------------------------------



                                     IBJ SCHRODER BANK AND TRUST
                                     COMPANY, as Trustee



                                     By:     /s/ Luis Perez
                                        ---------------------------------------
                                             Name:  Luis Perez
Attest:                                      Title: Assistant Vice President

   /s/
------------------------------


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State of Minnesota  )
                    ) ss.
County of Hennepin  )


     On the ____ day of _________, 1998, before me personally came Andrew K. Moller to me known, who, being by me duly sworn, did depose and say that he is the Vice President - Finance and Chief Financial Officer of Brauns Fashions Corporation and Brauns Fashions, Inc., one of the corporations described in and which executed the foregoing instrument; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                     ------------------------------------
                                     Notary Public


State of New York   )
                    ) ss.
County of New York  )

     On the ____ day of ______, 1998, before me personally came _______________________ to me known, who, being by me duly sworn, did depose and say that he is an ___________________________ of IBJ Schroder Bank & Trust Company, one of the corporations described in and which executed the foregoing instrument; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                     ------------------------------------
                                     Notary Public


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